UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 11, 2019

CRAY INC.
(Exact name of registrant as specified in its charter)

Washington	0-26820	93-0962605
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Fifth Avenue, Suite 1000 Seattle, WA	98164
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (206) 701-2000
None
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CRAY	Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
Cray Inc. (the “Company”) held its Annual Meeting of Shareholders on June 11, 2019 to (i) elect nine directors to the Board of Directors, each to serve a one-year term (“Election of Directors”), (ii) vote, on an advisory and non-binding basis, to approve the compensation of the Company’s named executive officers as described in the Company’s proxy statement relating to its 2019 annual meeting of shareholders (“Advisory Compensation Vote”), (iii) vote on the amendment and restatement of the Company’s 2013 Equity Incentive Plan (the “Plan”) to increase the number of shares reserved for issuance under the Plan by 1,500,000 shares, to provide additional shareholder protective provisions including to add vesting restrictions, prohibit dividend payments and dividend equivalents for unvested awards, eliminate the return to the Plan of shares used to satisfy tax withholdings of any award or not issued upon net settlement of any award, amend the non-employee director annual grant limit, and to make other technical changes (together, the “Plan Amendment Vote”), and (iv) ratify the appointment of Peterson Sullivan LLP as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2019 (“Auditor Ratification”). As of April 5, 2019, the record date for the Annual Meeting, there were 41,096,468 shares of common stock outstanding and entitled to vote. At the Annual Meeting, 38,253,958 shares of common stock were represented in person or by proxy, constituting a quorum. The certified results of the matters voted on at the Annual Meeting are set forth below.

Proposal 1: Election of Directors
Names	For	Against	Abstain	Broker Non-Votes
Prithviraj Banerjee	35,505,986	13,491	13,365	2,721,116
Catriona M. Fallon	35,508,543	12,100	12,199	2,721,116
Stephen E. Gold	35,507,655	13,040	12,147	2,721,116
Stephen C. Kiely	32,247,349	3,273,465	12,028	2,721,116
Sally G. Narodick	34,663,240	857,238	12,364	2,721,116
Daniel C. Regis	34,531,570	989,125	12,147	2,721,116
Max L. Schireson	35,373,368	147,271	12,203	2,721,116
Brian V. Turner	35,487,910	32,422	12,510	2,721,116
Peter J. Ungaro	35,507,524	13,473	11,845	2,721,116

	For	Against	Abstain	Broker Non-Votes
Proposal 2: Advisory Compensation Vote	34,216,734	1,285,349	30,759	2,721,116
Proposal 3: Plan Amendment Vote	32,680,029	2,837,291	15,522	2,721,116
Proposal 4: Auditor Ratification	37,952,309	282,304	19,345	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 13, 2019

Cray Inc.

By:	/s/ MICHAEL C. PIRAINO
Michael C. Piraino Senior Vice President Administration, General Counsel and Corporate Secretary